UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 29, 2024 (May 22, 2024)

HOWMET AEROSPACE INC.

(Exact name of registrant as specified in its charter)

Delaware	1-3610	25-0317820
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

201 Isabella Street, Suite 200
Pittsburgh, Pennsylvania	15212-5872
(Address of Principal Executive Offices)	(Zip Code)

Office of Investor Relations (412) 553-1950

Office of the Secretary (412) 553-1940

(Registrant’s telephone numbers, including area code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $1.00 per share	HWM	New York Stock Exchange
$3.75 Cumulative Preferred Stock, par value $100 per share	HWM PR	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 22, 2024, at the 2024 annual meeting of shareholders (the “Annual Meeting”) of Howmet Aerospace Inc. (the “Company”), the shareholders of the Company approved the Howmet Aerospace Stock Incentive Plan, as Amended and Restated (the “Amended Stock Plan”), including the extension of the plan’s term such that the Amended Stock Plan has a term of 10 years and will expire on May 22, 2034. Under the Amended Stock Plan, the Company may grant equity incentive awards, including restricted share units, stock options, restricted shares, stock appreciation rights and other awards to employees of the Company and its subsidiaries and to non-employee directors. A further summary of the Amended Stock Plan is set forth under “Item 4 – Approval of the Howmet Aerospace Stock Incentive Plan, as Amended and Restated” in the Company’s definitive proxy statement for the Annual Meeting filed with the Securities and Exchange Commission on April 8, 2024 (the “2024 Proxy Statement”) and is incorporated herein by reference. The summary of the Amended Stock Plan is qualified in its entirety by reference to the full text of the Amended Stock Plan, which is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

Item 5.07 Submission of Matters to a Vote of Security Holders

(a)	The Company’s Annual Meeting was held on May 22, 2024.

(b)	Set forth below are the results of each of the matters submitted to a vote of the shareholders at the Annual Meeting. As of the close of business on March 25, 2024, the record date of the Annual Meeting, there were 408,382,588 shares of common stock outstanding and entitled to vote. Of this amount, 379,395,568 shares of common stock were represented in person or by proxy at the Annual Meeting.

Item 1. Each of the 10 director nominees named in the 2024 Proxy Statement for election to the Company’s Board of Directors was elected for a one-year term expiring on the date of the Company’s 2025 annual meeting of shareholders, based upon the following votes:

Nominees	For	Against	Abstain	Broker Non-Votes
James F. Albaugh	354,448,713	6,567,522	1,029,414	17,349,919
Amy E. Alving	348,015,969	13,516,687	512,993	17,349,919
Sharon R. Barner	355,911,172	5,617,549	516,928	17,349,919
Joseph S. Cantie	359,504,871	2,017,476	523,302	17,349,919
Robert F. Leduc	360,229,888	1,292,381	523,380	17,349,919
David J. Miller	359,888,243	1,631,273	526,133	17,349,919
Jody G. Miller	356,841,852	4,649,042	554,755	17,349,919
John C. Plant	337,701,964	23,361,348	982,337	17,349,919
Ulrich R. Schmidt	355,928,518	5,594,664	522,467	17,349,919
Gunner S. Smith	359,935,624	1,554,471	555,554	17,349,919

Item 2. The proposal to ratify the appointment of PricewaterhouseCoopers LLP to serve as the Company’s independent registered public accounting firm for 2024 was approved, based upon the following votes:

For	Against	Abstain	Broker Non-Votes
361,126,360	17,703,467	565,741	0

Item 3. The advisory vote on executive compensation was approved, based upon the following votes:

For	Against	Abstain	Broker Non-Votes
353,928,748	6,825,263	1,291,638	17,349,919

Item 4. The proposal to approve the Howmet Aerospace Stock Incentive Plan, as Amended and Restated, was approved, based upon the following votes:

For	Against	Abstain	Broker Non-Votes
351,442,085	9,962,240	641,324	17,349,919

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Item 5. The shareholder proposal regarding shareholder opportunity to vote on excessive golden parachutes was not approved, based upon the following votes:

For	Against	Abstain	Broker Non-Votes
16,933,259	344,673,034	439,356	17,349,919

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

10.1	Howmet Aerospace Stock Incentive Plan, as Amended and Restated.

104	The cover page of this Current Report on Form 8-K, formatted in Inline XBRL.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HOWMET AEROSPACE INC.

Dated: May 29, 2024	By:	/s/ Lola F. Lin
	Name:	Lola F. Lin
	Title:	Executive Vice President, Chief Legal and Compliance Officer and Secretary

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